Exhibit 10.1

AMENDMENT NO. 7
AMENDMENT NO. 7, dated as of September 25, 2018 (this “Agreement”), to the Credit Agreement dated as of September 7, 2012, as amended prior to the date hereof (as so amended, the “Credit Agreement”), among D.R. HORTON, INC., a Delaware corporation (the “Borrower”), MIZUHO BANK, LTD., as successor administrative agent (in such capacity, the “Administrative Agent”), and the Lenders party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, the Credit Agreement has previously been amended on November 1, 2012, August 8, 2013, August 22, 2014, June 18, 2015, August 26, 2015 and September 25, 2017;
WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto desire to extend the Revolving Credit Facility Termination Date in respect of the Series A Revolving Credit Commitments under the Credit Agreement to September 25, 2023 in accordance with the Extension Request dated as of August 20, 2018 (the “2018 Extension Request”) and pursuant to Section 2.17 of the Credit Agreement (the “Revolving Credit Commitment Extension”);
WHEREAS, the 2018 Extension Request was the fifth Extension Request made by the Borrower under the Credit Agreement since the Closing Date;
WHEREAS, the Borrower has requested, and The Toronto-Dominion Bank, New York Branch (the “Additional Commitment Lender”) has agreed to, the increase of its Revolving Credit Commitment by $50,000,000 (the “Additional Commitment”), which Additional Commitment shall increase the Aggregate Revolving Credit Commitment under the Credit Agreement to $1,325,000,000 pursuant to Section 2.18 of the Credit Agreement (the “Facility Increase”); and
WHEREAS, Mizuho Bank, Ltd. is acting as a joint lead arranger in connection with the Revolving Credit Commitment Extension (in such capacity, the “Lead Arranger”) together with JPMorgan Chase Bank, N.A., Wells Fargo Bank, N.A., Citibank, N.A. and U.S. Bank National Association;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Subject to the occurrence of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as set forth in this Section 1.
(a)Section 1.1 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:
“Amendment No. 7” means Amendment No. 7 to this Agreement, dated as of September 25, 2018, among the Borrower, the Administrative Agent and the Lenders party thereto.
“Amendment No. 7 Effective Date” means September 25, 2018, the date on which Amendment No. 7 became effective.

(b)The definition of “Aggregate Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended by replacing the second sentence thereof with the following:
“As of the Amendment No. 7 Effective Date, the Aggregate Revolving Commitment is $1,325,000,000.”

(c)The definition of “Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following:
“The Revolving Credit Commitment of each Lender as of the Amendment No. 7 Effective Date is set forth on Schedule 1.”
(d)The definition of “Revolving Credit Facility Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing “September 25, 2022” with “September 25, 2023”.
(e)Schedule 1 of the Credit Agreement is hereby replaced with Schedule 1 hereto.
Section 2.Representations and Warranties. The Loan Parties represent and warrant as of the date hereof and the Amendment Effective Date (before and after giving effect to this Agreement) that:
(a)the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on the date hereof, the date of the Extension Request and the Amendment Effective Date (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects); and
(b)no Default or Unmatured Default (i) has occurred and is continuing on the date hereof, the date of the Extension Request or the Amendment Effective Date or (ii) exists or would exist after giving effect to the Facility Increase.
Section 3.Conditions to Effectiveness. This Agreement, the Additional Commitment and the Revolving Credit Commitment Extension shall become effective and all conditions set forth in Section 2.17 of the Credit Agreement shall be deemed satisfied, on the date (such date, the “Amendment Effective Date”) on which each of the following conditions is satisfied or waived:
(a)Certain Documents. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:
(i)this Agreement executed by each Lender (including the Additional Commitment Lender), the Loan Parties and the Administrative Agent;
(ii)certified copies of resolutions of the board of directors of each Loan Party approving the execution, delivery and performance of this Agreement and the other documents to be executed in connection herewith;
(iii)the articles of incorporation, by-laws, certificate of good standing, incumbency certificate and officer’s certificate of the Borrower described in Section 5.1(i), (ii) and (iii) of the Credit Agreement;
(iv)a bring-down certificate of each other Loan Party confirming the certificates and the attachments thereto described in Section 5.1(iv), (v) and (vi) of the Credit Agreement and delivered on the Closing Date remain true and correct as if made and delivered on the Amendment Effective Date;

(v)a certificate (1) signed by the chief financial officer, controller or chief accounting officer of the Borrower, stating that on the date of the Extension Request and the Amendment Effective Date, no Default or Unmatured Default has occurred and is continuing and that all of the representations and warranties in Article VI of the Credit Agreement are true and correct in all material respects (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects) and (2) of an Authorized Officer of the Borrower to the effect that each of the conditions set forth in Section 2.17 of the Credit Agreement and this Section 3 are satisfied;
(vi)opinions of the Borrower’s internal and external counsel substantially similar to the opinions delivered on September 25, 2017 in connection with Amendment No. 6, in form and substance reasonably satisfactory to the Administrative Agent;
(vii)a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and funds flow statement) of the Borrower for the current fiscal year, pursuant to Section 7.1(iii) of the Credit Agreement; and
(viii)if requested by the Additional Commitment Lender, a Note payable to the order of the Additional Commitment Lender.
(b)Fees and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders (including the Additional Commitment Lender), as applicable, all fees and expenses (including reasonable fees and expenses of one counsel to the Administrative Agent) due and payable on or before the Amendment Effective Date and, in the case of expenses, invoiced at least two Business Days prior to the Amendment Effective Date.
(c)Financial Covenants. All financial covenants set forth in Section 7.27 of the Credit Agreement would be satisfied on a pro forma basis for the most recent determination period, assuming that the Revolving Credit Loans outstanding on the Amendment Effective Date had been outstanding on the last day of such determination period.
Section 4.Expenses; Indemnification. The Borrower confirms that Section 10.6 of the Credit Agreement applies to this Agreement and the transactions contemplated hereby for the benefit of the Administrative Agent and the Lead Arranger.
Section 5.Waiver. The Parties hereto waive the requirement in clause (i) of Section 2.18(b) of the Credit Agreement for the Borrower and each Additional Commitment Lender to execute and deliver a Commitment and Acceptance in connection with a Facility Increase.
Section 6.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.
Section 7.Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 8.Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.Effect of Agreement. Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Agreement and the Credit Agreement shall be read together and construed as a single instrument; provided, however, that nothing herein shall be interpreted to change the date of the Credit Agreement. This Agreement shall constitute a Loan Document.
Section 10.Acknowledgement and Affirmation. Each of the Borrower and each Guarantor hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Agreement, the Additional Commitment and the Revolving Credit Commitment Extension, its obligations under the Loan Documents (including Guaranty Agreements (as defined in the Credit Agreement)) executed by the Borrower and/or such Guarantor and (iii) after giving effect to this Agreement, the Additional Commitment and the Revolving Credit Commitment Extension, acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

D.R. HORTON, INC.

By: /s/ Bill W. Wheat
Name: Bill W. Wheat
Title: Executive Vice President and Chief Financial Officer

[Amendment No. 7 to D.R. Horton Credit Agreement]

C. Richard Dobson Builders, Inc.	DRH Regrem XXIII, Inc.
CH Investments of Texas, Inc.	DRH Regrem XXIV, Inc.
CHI Construction Company	DRH Regrem XXV, Inc.
CHTEX of Texas, Inc.	DRH Regrem XXXVII, LLC
Continental Homes, Inc.	DRH Regrem XXXVIII, LLC
Continental Homes of Texas, L.P.	DRH Regrem XXXIX, LLC
Continental Residential, Inc.	DRH Regrem XL, LLC
D.R. Horton - Colorado, LLC	DRH Southwest Construction, Inc.
D.R. Horton - CHAustin, LLC	DRH Tucson Construction, Inc.
D.R. Horton - Crown, LLC	HPH Homebuilders 2000 L.P.
D.R. Horton - Emerald, Ltd.	KDB Homes, Inc.
D.R. Horton - Georgia, LLC	Lexington Homes - DRH, LLC
D.R. Horton - Indiana, LLC	Meadows I, Ltd.
D.R. Horton - Permian, LLC	Meadows II, Ltd.
D.R. Horton - Regent, LLC	Meadows VIII, Ltd.
D.R. Horton - Schuler Homes, LLC	Meadows IX, Inc.
D.R. Horton - Texas, Ltd.	Meadows X, Inc.
D.R. Horton - WPH, LLC	Melody Homes, Inc.
D.R. Horton, Inc. - Birmingham	Pacific Ridge - DRH, LLC
D.R. Horton, Inc. - Chicago	Schuler Homes of Arizona LLC
D.R. Horton, Inc. - Dietz-Crane	Schuler Homes of California, Inc.
D.R. Horton, Inc. - Greensboro	Schuler Homes of Oregon, Inc.
D.R. Horton, Inc. - Gulf Coast	Schuler Homes of Washington, Inc.
D.R. Horton, Inc. - Huntsville	SGS Communities at Grande Quay L.L.C.
D.R. Horton, Inc. - Jacksonville	SHA Construction LLC
D.R. Horton, Inc. - Louisville	SHLR of California, Inc.
D.R. Horton, Inc. - Midwest	SHLR of Nevada, Inc.
D.R. Horton, Inc. - Minnesota	SHLR of Washington, Inc.
D.R. Horton, Inc. - New Jersey	SRHI LLC
D.R. Horton, Inc. - Portland	SSHI LLC
D.R. Horton, Inc. - Torrey	Vertical Construction Corporation
D.R. Horton BAY, Inc.	Western Pacific Housing - Antigua, LLC
D.R. Horton CA2, Inc.	Western Pacific Housing - Broadway, LLC
D.R. Horton CA3, Inc.	Western Pacific Housing - Canyon Park, LLC
D.R. Horton CA4, LLC	Western Pacific Housing - Carrillo, LLC
D.R. Horton Cruces Construction, Inc.	Western Pacific Housing - Communications Hill, LLC
D.R. Horton LA North, Inc.	Western Pacific Housing - Copper Canyon, LLC
D.R. Horton Los Angeles Holding Company, Inc.	Western Pacific Housing - Creekside, LLC
D.R. Horton Management Company, Ltd.	Western Pacific Housing - Lomas Verdes, LLC
D.R. Horton Materials, Inc.	Western Pacific Housing - McGonigle Canyon, LLC
D.R. Horton Serenity Construction, LLC	Western Pacific Housing - Mountaingate, L.P.
D.R. Horton VEN, Inc.	Western Pacific Housing - Norco Estates, LLC
DRH Cambridge Homes, LLC	Western Pacific Housing - Pacific Park II, LLC
DRH Construction, Inc.	Western Pacific Housing - Park Avenue East, LLC
DRH Regrem VII, LP	Western Pacific Housing - Park Avenue West, LLC
DRH Regrem XII, LP	Western Pacific Housing - Playa Vista, LLC
DRH Regrem XIV, Inc.	Western Pacific Housing - River Ridge, LLC
DRH Regrem XV, Inc.	Western Pacific Housing - Terra Bay Duets, LLC
DRH Regrem XVI, Inc.	Western Pacific Housing - Torrey Meadows, LLC
DRH Regrem XVII, Inc.	Western Pacific Housing - Torrey Village Center, LLC
DRH Regrem XVIII, Inc.	Western Pacific Housing - Windemere, LLC
DRH Regrem XIX, Inc.	Western Pacific Housing, Inc.
DRH Regrem XX, Inc.	Western Pacific Housing Management, Inc.
DRH Regrem XXI, Inc.	WPH-Camino Ruiz, LLC
DRH Regrem XXII, Inc.

By: /s/ Bill W. Wheat
Name: Bill W. Wheat
Title: Authorized Officer

[Amendment No. 7 to D.R. Horton Credit Agreement]

MIZUHO BANK, LTD.
as Administrative Agent, Issuing Bank and Lender
By: /s/ John Davies
Name: John Davies
Title: Authorized Signatory

[Amendment No. 7 to D.R. Horton Credit Agreement]

BANK OF AMERICA, N.A.,
as Issuing Bank and Lender
By: /s/ Michael J. Kauffman
Name: Michael J. Kauffman
Title: Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

BANK OF THE WEST,
as Lender
By: /s/ Sarah J. Burns
Name: Sarah J. Burns
Title: Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

BRANCH BANKING AND TRUST COMPANY,
as Lender
By: /s/ Jim Wright
Name: Jim Wright
Title: Assistant Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

CITIBANK, N.A.,
as Lender
By: /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

COMERICA BANK,
as Lender
By: /s/ Casey L. Stevenson
Name: Casey L. Stevenson
Title: Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

FIRST HAWAIIAN BANK,
as Lender
By: /s/ Todd T. Nitta
Name: Todd T. Nitta
Title: Senior Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Issuing Bank and Lender
By: /s/ Chiara Carter
Name: Chiara Carter
Title: Executive Director

[Amendment No. 7 to D.R. Horton Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as Issuing Bank and Lender
By: /s/ Douglas G. Paul
Name: Douglas G. Paul
Title: Senior Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

REGIONS BANK,
as Issuing Bank and Lender
By: /s/ Randall S. Reid
Name: Randall S. Reid
Title: Senior Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

SUNTRUST BANK,
as Lender
By: /s/ Brandon Young
Name: Brandon Young
Title: Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,
as Lender and Additional Commitment Lender
By: /s/ Savo Bozic
Name: Savo Bozic
Title: Authorized Signatory

[Amendment No. 7 to D.R. Horton Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as Issuing Bank and Lender
By: /s/ Gregory N. Kaye
Name: Gregory N. Kaye
Title: Senior Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Issuing Bank and Lender
By: /s/ Elena Bennett
Name: Elena Bennett
Title: Senior Vice President

[Amendment No. 7 to D.R. Horton Credit Agreement]

SCHEDULE 1
LENDERS AND COMMITMENTS

Series A Revolving Credit Lender	Series A Revolving Credit Commitments
Mizuho Bank, Ltd.
JPMorgan Chase Bank, N.A.
Wells Fargo Bank, N.A.
Citibank, N.A.
U.S. Bank National Association
Bank of America, N.A.
Branch Banking and Trust Company
PNC Bank, National Association
SunTrust Bank
The Toronto-Dominion Bank, New York Branch
Bank of the West
Comerica Bank
First Hawaiian Bank
Regions Bank
Subtotal:	$1,325,000,000

Series B Revolving Credit Lender	Series B Revolving Credit Commitments
None	N/A
TOTAL:	$1,325,000,000

[Amendment No. 7 to D.R. Horton Credit Agreement]